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
                                               Monthly Certificateholder's Statement
                                                Proffitt's Credit Card Master Trust
                                                           Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1997-2 Supplement dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation, as Transferor, Proffitt's,
Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the Series 1997-2 Certificates is set forth below:

    Date of the Certificate                                                             December 10, 1997
    Monthly Period ending:                                                              November 30, 1997
    Determination Date                                                                  December 10, 1997
    Distribution Date                                                                   December 15, 1997

                                                              General

201 Amortization Period                                                                                          No          201
202 Early Amortization Period                                                                                    No          202
203 Class A Investor Amount paid in full                                                                         No          203
204 Class B Investor Amount paid in full                                                                         No          204
205 Collateral Indebtedness Amount paid in full                                                                  No          205
206 Proffitt's Inc. is the Servicer                                                                              Yes         206

                                                          Investor Amount
                                                                                as of the end             as of the end of
                                                                                  of prior                  the relevant
                                                                                Monthly Period             Monthly Period
                                                                                --------------            ----------------
207 Series 1997-2 Investor Amount                                                $235,300,000   207(a)      $235,300,000     207(b)
208    Class A Investor Amount                                                   $180,000,000   208(a)      $180,000,000     208(b)
209    Class B Investor Amount                                                   $ 20,000,000   209(a)      $ 20,000,000     209(b)
210    Collateral Indebtedness Amount                                            $ 21,000,000   210(a)      $ 21,000,000     210(b)
211    Class D Investor Amount                                                   $ 14,300,000   211(a)      $ 14,300,000     211(b)

212 Series 1997-2 Adjusted Investor Amount                                       $235,300,000   212(a)      $235,300,000     212(b)
213    Class A Adjusted Investor Amount                                          $180,000,000   213(a)      $180,000,000     213(b)
214    Principal Account Balance                                                 $          -   214(a)      $          -     214(b)
215    Class B Adjusted Investor Amount                                          $ 20,000,000   215(a)      $ 20,000,000     215(b)

216    Class A Certificate Rate                                                                                    6.50%     216
217    Class B Certificate Rate                                                                                    6.69%     217
218    Collateral Indebtedness Interest                                                                          6.2875%     218
219    Class D Certificate Rate                                                                                  6.5625%     219
220 Weighted average interest rate for Series 1997-2                                                               6.50%     220

                                                                                as of the end             as of the end of
                                                                                  of prior                  the relevant
                                                                                Monthly Period             Monthly Period
                                                                                --------------            ----------------
221 Series 1997-2 Investor Percentage with respect to
     Finance Charge Receivables                                                      78.25%     221(a)            71.22%     221(b)
222    Class A                                                                       59.86%     222(a)            54.48%     222(b)
223    Class B                                                                        6.65%     223(a)             6.05%     223(b)
224    Collateral Indebtedness Amount                                                 6.98%     224(a)             6.36%     224(b)
225    Class D                                                                        4.76%     225(a)             4.33%     225(b)

226 Series 1997-2 Investor Percentage with respect to
     Principal Receivables                                                           78.25%     226(a)            71.22%     226(b)
227    Class A                                                                       59.86%     227(a)            54.48%     227(b)
228    Class B                                                                        6.65%     228(a)             6.05%     228(b)
229    Collateral Indebtedness Amount                                                 6.98%     229(a)             6.36%     229(b)
230    Class D                                                                        4.76%     230(a)             4.33%     230(b)

231 Series 1997-2 Investor Percentage with respect to
     Allocable Amounts                                                               78.25%     231(a)            71.22%     231(b)
232    Class A                                                                       59.86%     232(a)            54.48%     232(b)
233    Class B                                                                        6.65%     233(a)             6.05%     233(b)
234    Collateral Indebtedness Amount                                                 6.98%     234(a)             6.36%     234(b)
235    Class D                                                                        4.76%     235(a)             4.33%     235(b)

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
                                              Collections Allocated to Series 1997-2

236 Series allocation of collections of Principal Receivables                                               $ 46,602,048     236
237    Class A                                                                                              $ 35,649,675     237
238    Class B                                                                                              $  3,961,075     238
239    Collateral Indebtedness Amount                                                                       $  4,159,129     239
240    Class D                                                                                              $  2,832,169     240

241 Series allocation of collections of Finance Charge Receivables                                          $  3,792,079     241
242    Class A                                                                                              $  2,900,868     242
243    Class B                                                                                              $    322,319     243
244    Collateral Indebtedness Amount                                                                       $    338,435     244
245    Class D                                                                                              $    230,458     245

    Available Funds
    ---------------
246    Class A Available Funds                                                                              $  2,900,868     246
247       The amount to be withdrawn from the Reserve Account to be included in Class A available funds     $          -     247
248       Principal Investment Proceeds to be included in Class A Available Funds                           $          -     248
249       The amount of investment earnings on amounts held in the Reserve Account to be included
           in Class A available funds                                                                       $          -     249

250    Class B Available Funds                                                                              $    322,319     250
251       The amount to be withdrawn from the Reserve Account to be included in Class B available funds     $          -     251
252       Principal Investment Proceeds to be included in Class B Available Funds                           $          -     252
253       The amount of investment earnings on amounts held in the Reserve Account to be included in
           Class B available funds                                                                          $          -     253

254 Collateral Available Funds                                                                              $    338,435     254

255 Class D Available Funds                                                                                 $    230,458     255

                                                    Application of Collections

    Class A
    -------
256 Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                                      $    975,000     256
257 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A Servicing
     fee for the related Distribution Date                                                                  $          -     257
258 Class A Allocable Amount                                                                                $    492,856     258
259 An amount to be included in the Excess Spread                                                           $  1,433,012     259

    Class B
    -------
260 Class B Monthly Interest for the related Distribution Date, plus the amount of any
     Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution
     date                                                                                                   $    111,500     260
261 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B Servicing
     fee for the related Distribution Date                                                                  $          -     261
262 An amount to be included in the Excess Spread                                                           $    210,819     262

    Collateral
    ----------
263 If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral Servicing
     fee for the related Distribution Date                                                                  $          -     263
264 An amount to be included in the Excess Spread                                                           $    338,435     264

    Class D
    -------
265 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D Servicing
     fee for the related Distribution Date                                                                  $          -     265
266 An amount to be included in the Excess Spread                                                           $    230,458     266

267 Available Excess Spread                                                                                 $  2,212,723     267
268 Available Shared Excess Finance Charge Collections                                                      $          -     268


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
269 Class A Required Amount is to be used to fund any deficiency in line256,
     line257 and line258                                                                                    $          -     269
270 The aggregate amount of Class A Investor Charge Offs which have
     not been previously reimbursed                                                                         $          -     270
271 Class B Required Amount to the extent attributable to line260, and line261                              $          -     271
272 Class B Allocable Amount                                                                                $     54,762     272
273 Any remaining portion of the Class B Required Amount                                                    $          -     273
274 An amount equal to any unreimbursed reductions of the Class B
     Investor Amount, if any, due to: (i) Class B Investor Charge Offs;
     (ii) Reallocated Principal Collections; (iii) reallocations of the
     Class B Investor Amount to the Class A Investor Amount                                                 $          -     274
275 Collateral Monthly Interest for the related Distribution Date plus
     Collateral Monthly Interest previously  due but not paid to the Collateral
     Indebtedness Holder plus Collateral Additional Interest                                                $    102,696     275
276 Class A Servicing Fee plus Class B Servicing Fee plus Collateral
     Servicing Fee due for the relevant Monthly Period and not paid above                                   $    368,333     276
277 Class A Servicing Fee plus Class B Servicing Fee plus Collateral
     Servicing Fee due but not distributed to the Servicer for prior
     Monthly Periods                                                                                        $          -     277
278 Collateral Allocable Amount                                                                             $     57,500     278
279 Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the CIA to the Class A or Class B Investor Amount                               $          -     279
280 The excess, if any, of the Required Cash Collateral Amount over the
     Available Collateral Amount                                                                            $          -     280
281 An amount equal to Class D Monthly Interest due but not paid to the
     Class D Certificateholders plus Class D Additional Interest                                            $     78,203     281
282 Class D Servicing Fee due for the relevant Monthly Period and not paid above                            $     23,833     282
283 Class D Servicing Fee due but not distributed to the Servicer for
     prior Monthly Periods                                                                                  $          -     283
284 Class D Allocable Amount                                                                                $     39,155     284
285 Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the Class D Investor Amount to the
     Class A or Class B Investor Amount or CIA                                                              $          -     285
286 Aggregate amount of any other amounts due to the Collateral Indebtedness
     Holder pursuant to the Loan Agreement                                                                  $          -     286
287 Excess, if any, of the Required Reserve Account Amount over the amount
     on deposit in the Reserve Account                                                                      $          -     287
288 Shared Excess Finance Charge Collections                                                                $  1,488,242     288

                                                Determination of Monthly Principal

289 Class A Monthly Principal (the least of line#290, line#291 and line#208)                                $          -     289
290    Available Principal Collections held in the Collection Account                                       $ 46,602,048     290
291    Class A Accumulation Amount                                                                          $          -     291

292 Class B Monthly Principal (the least of line#293, line#294 and line#209)
     (distributable only after payout of Class A)                                                           $          -     292
293    Available Principal Collections held in the Collection Account less
        portion of such Collections applied to Class A Monthly Principal                                    $ 46,602,048     293
294    Class B Accumulation Amount                                                                          $          -     294

295 Collateral Monthly Principal (prior to payout of Class B) (the least of
     line#296 and line#297)                                                                                 $          -     295
296    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A and Class B
        Monthly Principal                                                                                   $ 46,602,048     296
297    Enhancement Surplus                                                                                  $          -     297

298 Class D Monthly Principal                                                                               $          -     298
299    Available Principal Collections held in the Collection Account less portion of such Collections applied to Class A, Class B or collateral
        Monthly Principal                                                                                   $ 46,602,048     299


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
                                                   Available Enhancement Amount
300 Available Enhancement Amount                                                                            $ 35,300,000     300
301    Amount on Deposit in the Cash Collateral Account                                                     $          -     301

                                                 Reallocated Principal Collections

302 Reallocated Principal Collections                                                                       $          -     302
303    Class D Principal Collections (to the extent needed to fund Required Amounts)                        $          -     303
304    Collateral Principal Collections (to the extent needed to fund Required Amounts)                     $          -     304
305    Class B Principal Collections (to the extent needed to fund Required Amounts)                        $          -     305

        Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
                                                                                         %                      Amount
                                                                                  --------------            ---------------
306 Series 1997-2 Default Amount                                                      78.25%      306(a)    $    644,272     306(b)
307 Class A Investor Default Amount                                                   59.86%      307(a)    $    492,856     307(b)
308 Class B Investor Default Amount                                                    6.65%      308(a)    $     54,762     308(b)
309 Collateral Default Amount                                                          6.98%      309(a)    $     57,500     309(b)
310 Class D Investor Default Amount                                                    4.76%      310(a)    $     39,155     310(b)

311 Series 1997-2 Adjustment Amount                                                                         $          -     311
312 Class A Adjustment Amount                                                                               $          -     312
313 Class B Adjustment Amount                                                                               $          -     313
314 Collateral Adjustment Amount                                                                            $          -     314
315 Class D Adjustment Amount                                                                               $          -     315

316 Series 1997-2 Allocable Amount                                                                          $    644,272     316
317    Class A Allocable Amount                                                                             $    492,856     317
318    Class B Allocable Amount                                                                             $     54,762     318
319    Collateral Allocable Amount                                                                          $     57,500     319
320    Class D Allocable Amount                                                                             $     39,155     320

                                                         Required Amounts

321 Class A Required Amount                                                                                 $          -     321
322    Class A Monthly Interest for current Distribution Date                                               $    975,000     322
323    Class A Monthly Interest previously due but not paid                                                 $          -     323
324    Class A Additional Interest for prior Monthly Period or previously due but not paid                  $          -     324
325    Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                      $          -     325

326 Class B Required Amount                                                                                 $          -     326
327    Class B Monthly Interest for current Distribution Date                                               $    111,500     327
328    Class B Monthly Interest previously due but not paid                                                 $          -     328
329    Class B Additional Interest for prior Monthly Period or previously due but not paid                  $          -     329
330    Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                      $          -     330
331   Excess of Class B Allocable Amount over funds available to make payments                              $          -     331

332 Collateral Required Amount                                                                              $          -     332
333    Collateral Monthly Interest for current Distribution Date                                            $    102,696     333
334    Collateral Monthly Interest previously due but not paid                                              $          -     334
335    Collateral Additional Interest for prior Monthly Period or previously due but not paid               $          -     335
336    Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                                   $          -     336
337   Excess of Collateral Allocable Amount over funds available to make payments                           $          -     337

                                                   Reduction of Investor Amounts

    Class A
    -------
338 Class A Investor Amount reduction                                                                       $          -     338
339    Class A Investor Charge Off                                                                          $          -     339
340    Reductions of the Class A Investor Amount                                                            $          -     340


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
    Class B
    -------
341 Class B Investor Amount reduction                                                                       $          -     341
342    Class B Investor Charge Off                                                                          $          -     342
343    Reductions of the Class B Investor Amount                                                            $          -     343
344    Reallocated Principal Collections applied to Class A                                                 $          -     344
    Collateral
    ----------
345 Collateral Indebtedness Amount reduction                                                                $          -     345
346    Collateral Indebtedness Amount Charge Off                                                            $          -     346
347    Reductions of the Collateral Indebtedness Amount                                                     $          -     347
348    Reallocated Principal Collections applied to Class B                                                 $          -     348
    Class D
    -------
349 Class D Investor Amount reduction                                                                       $          -     349
350    Class D Investor Charge Off                                                                          $          -     350
351    Reductions of the Class D Investor Amount                                                            $          -     351
352    Reallocated Principal Collections applied to Collateral Indebtedness Amount                          $          -     352

                                                           Servicing Fee

353 Series 1997-2 Servicing Fee                                                                             $    392,167     353
354    Class A Servicing Fee                                                                                $    300,000     354
355    Class B Servicing Fee                                                                                $     33,333     355
356    Collateral Servicing Fee                                                                             $     35,000     356
357    Class D Servicing Fee                                                                                $     23,833     357


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of December, 1997

Proffitt's Inc.,
as Servicer


By /s/ James S. Scully
   -------------------------------------------
   Name:  James S. Scully
   Title: Vice President and Treasurer

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